UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2012

Date of reporting period:	July 1, 2011 — December 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNGAX

Putnam International Value Fund

Semiannual report 12|31|11

A world of investing.™

Putnam INVESTMENTS

10 CENTS
U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
International Value
Fund

Semiannual report
12 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Global financial uncertainty and the European debt crisis continue to contribute to risk aversion and volatility within markets around the world. While we have experienced some positive trends in recent months, stock markets ended 2011 essentially where they began.

Until a lasting and meaningful solution is found for the European debt problem and the U.S. economy establishes a solid footing, it is our belief that this volatility and uncertainty will persist, at least over the near term. In this kind of market, Putnam’s portfolio managers and analysts are dedicated to uncovering opportunities, while seeking to guard against downside risk.

During periods of market uncertainty, it is especially important to rely on the counsel and expertise of your financial advisor, who can help you maintain a long-term focus and a balanced investment approach suitable to your goals.

In other developments, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish. Investing in securities denominated in foreign currencies provides further diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund’s manager looks for financially strong companies that appear to be priced attractively and poised to experience positive changes. The fund’s goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the manager is supported by Putnam analysts based in Boston, London, and Singapore. In all decisions, the manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Value stocks may fail to rebound, and the market may not favor value-style investing. These risks are generally greater for midsize companies.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality The manager considers high-quality characteristics such as solid management and sound business models that create strong cash flows.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targets those companies believed to offer attractive and sustainable cash flow.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

How did Putnam International Value Fund perform in the six-month period ended December 31, 2011?

The fund slightly underperformed its benchmark, MSCI EAFE Value Index (ND), and its Lipper peer category, International Large-Cap Value Funds. The semiannual period was characterized by market volatility and represented a tale of two different quarters. In the first half, risk aversion spiked and a high correlation existed within equities, meaning that most equities moved in unison without any differentiation. In this environment, fundamental stock selection does not typically get rewarded over short periods of time. The European sovereign debt crisis hit investor confidence and served to dramatically lower expectations for global growth in both emerging and developed markets.

As a result, cyclical stocks, whose performance is often linked to underlying economic trends, underperformed dramatically. Stock selection led to the fund’s slight underperformance. By the second half of the period, we saw some stabilization in the markets, as investor fear receded to a degree. Performance improved, and the portfolio was able to regain much of what it had given up the prior quarter.

What factors had the most influence on market behavior in the period?

The European debt crisis had a significant impact on the markets. Going into the period, heightened uncertainty about the situation in

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Europe persisted, with the lack of any long-term solution in sight. The European situation called into question the ability of the United States and developed and emerging markets to maintain an economic recovery.

In addition, one of the biggest detractors to equity performance during that time was the belief that China was going to experience a hard landing, that is, its economy would slow dramatically as a result of interest-rate increases by China’s central bank. The market priced in this sentiment, which had an impact on the basic materials sector. In the portfolio, many of the holdings, such as mining companies, were linked to China’s hope for a soft landing. Concerns about slowing growth in China, and the potential for monetary tightening, contributed to underperformance of some of these stocks.

How did developments in Europe affect the investment environment?

Many investors would like to see the crisis resolved overnight, and have a black-and-white perspective, believing that the outcome will either be a full fiscal and monetary solution or a complete collapse of the system. But the reality, in our view, is that neither of those two events is being contemplated by the regulators.

The fear is that the longer the situation persists, the more likely that tail risk will occur — a possible, but we believe unlikely, event in the form of some uncontrollable fiscal collapse. Going into the reporting period, the market priced in the likelihood of an increase in that tail risk. The credibility of the global recovery was questioned, and stock performance suffered.

In general, investments within the core eurozone countries of Germany, France, and the United Kingdom outperformed up until September. But by the third quarter, investors believed that even these countries would not escape a financial crisis unscathed. At that time, the European Central Bank, International Monetary Fund, and European Union had not yet taken action to prevent a financial crisis, such as a liquidity freeze in interbank lending.

What holdings or strategies contributed to fund performance?

Defensive strategies contributed to performance. The portfolio has an overweight

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

position to consumer staples, largely within beverage and tobacco companies. Among the top contributors to performance were beverage company Anheuser-Busch InBev, and tobacco companies Japan Tobacco and Philip Morris International.

In addition, some stock-specific stories contributed to performance. Konami, a Japanese maker of arcade games, was a leading contributor to performance. We saw two new growth drivers that were transforming the company’s growth profile — social games and casino gaming systems. Konami’s gaming titles were becoming increasingly popular, and the company saw growth potential in other markets, such as the United States, for its casino infrastructure and casino games. We felt Konami was largely misunderstood by the market.

Japanese convenience store chain Lawson also contributed to performance. The company, which pays one of the highest dividends in Japan, had developed a business model to upgrade its food offerings to sell fresh, good-quality meals, to appeal to a broader demographic beyond local workers dropping in to buy a few items. Lawson partnered with some Japanese trading companies to buy its wheat directly and now makes its own food items at its own factories. The offerings have been upgraded, and the margin on food is rising. The convenience store sector in Japan has seen growth since the earthquake, as grocery stores are few in number, and convenience stores represent less travel time for shoppers.

What holdings or strategies detracted from performance?

The detractors were largely among cyclical holdings, which we held with a view of an improving global economy. Automaker Fiat detracted from performance. The company,

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/11. Short-term holdings are excluded. Holdings will vary over time.

whose stock is cyclical in nature, is headquartered in Italy, which is suffering from the impact of the debt crisis. The stock did not perform well because of a perception that Europe is struggling and European consumers are curtailing spending.

Other holdings that detracted from fund performance include Chinese cement companies China Shanshui and BBMG. These companies did well the first half of the year, until investors became concerned about slow growth and a hard landing for the Chinese economy. Many holdings related to infrastructure growth were hurt.

Also related to China’s growth story was poor performance among many mining companies. Portfolio holdings such as Rio Tinto, XStrata, and Potash all detracted. China is the leading consumer of many of the natural resources produced by these companies, including coal, copper, and iron ore, which are used in the construction of housing, roads, and bridges. In addition, the view that developed markets were also on the road to recovery and would soon boost the demand for basic materials began to fade. The fund sold its holding in Potash before the end of the period.

Pandora, the bracelets and charm jewelry maker, detracted from performance and was a stock-specific issue. The company, which just held its IPO a year ago, had been growing rapidly. The stock was inexpensive, and we anticipated that as it expanded into new markets, it would continue to grow. But in 2011, Pandora’s sales disappointed in established markets, namely the United States, Australia, and the United Kingdom. The company did not have success in shifting its customers from buying charm bracelets and into more high-end product lines. When it became clear its growth story was ending, the stock suffered and did not recover. The fund no longer held Pandora by the end of the period.

What allocation changes to the portfolio did you make during the period?

Just prior to the reporting period, the fund’s benchmark changed. This change drove some strategic shifts within the portfolio, but some of the strategies were already moving in that direction. For example, the move to

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

underweight the financials sector began just before the benchmark change. The fund is also more underweight Europe. We shifted more out of European banks and into Asian banks, buying banking stocks in China and Singapore. We also added to consumer staples over the period.

What is your outlook for international markets, and how is the fund positioned?

At least for the first half of 2012, our view is that volatility likely will remain. Europe is currently at the crisis point of problems in the markets, in our view. We believe the markets will be characterized by positive rallies in Europe, followed by frustration-fueled sell-offs. We also believe that corporate earnings and margins have reached a peak and, globally, earnings are likely to come down. Whether Europe is already in a recession, or possibly headed for one, any economic slowdown in Europe will likely weigh on earnings. Still, we believe that a European recession is not likely to be so deep that it hinders a recovery in the United States.

The portfolio is positioned with somewhat of a barbell approach. A portion of the portfolio is dedicated to defensive, large-cap, high-dividend-paying companies with good cash flow. The portfolio also employs another strategy that includes cyclical holdings, such as an overweight to the automobile sector, and a slight overweight to industrials. The main engine on the cyclical side is exposure to emerging markets. We are relatively optimistic about the emerging-markets story, led by China. In fact, China has already slowed its policy tightening and lowered its banks’ reserve rate requirement.

Risks to our outlook do exist, including geopolitical factors in many parts of the world, such as Iran, Egypt, and North Korea, and we are monitoring these. If a significant tail-risk event does not materialize in Europe, we hope to see a muted, global recovery in the second half of 2012.

Thank you, Darren, for giving us an update.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

Governments of the world’s top economies have more than $7.6 trillion of debt maturing in 2012, up from $7.4 trillion one year ago, according to data compiled by Bloomberg. With Japan’s $3 trillion and the United States’ $2.8 trillion of debt at the head of the list, most of the Group of Seven nations, as well as Brazil, Russia, India, and China, will inevitably confront an increase in borrowing costs. As the global economy decelerates, surveys show that investors may seek a higher return to lend to countries seeking to finance higher debt burdens. Meanwhile the International Monetary Fund (IMF) reduced its 2012 global growth forecast from 4.5% to 4%, as Europe’s debt contagion spreads and the United States seeks to cut its $1 trillion-plus budget deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	4.80%	4.40%	4.01%	4.01%	4.03%	4.03%	4.27%	4.03%	4.54%	5.02%

10 years	41.57	33.50	31.17	31.17	31.16	31.16	34.48	29.79	38.10	45.62
Annual average	3.54	2.93	2.75	2.75	2.75	2.75	3.01	2.64	3.28	3.83

5 years	–32.28	–36.17	–34.82	–35.87	–34.83	–34.83	–33.94	–36.24	–33.16	–31.38
Annual average	–7.50	–8.59	–8.20	–8.50	–8.21	–8.21	–7.96	–8.61	–7.74	–7.26

3 years	16.86	10.09	14.09	11.09	14.08	14.08	15.00	11.01	15.89	17.79
Annual average	5.33	3.26	4.49	3.57	4.49	4.49	4.77	3.54	5.04	5.61

1 year	–13.53	–18.53	–14.21	–18.31	–14.24	–15.06	–13.93	–16.93	–13.74	–13.24

6 months	–18.38	–23.05	–18.67	–22.55	–18.77	–19.54	–18.59	–21.43	–18.47	–18.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 12/31/11

		Lipper International Large-Cap
	MSCI EAFE Value Index (ND)	Value Funds category average*

Annual average (life of fund)	4.63%	5.23%

10 years	62.54	59.15
Annual average	4.98	4.64

5 years	–27.89	–28.19
Annual average	–6.33	–6.50

3 years	21.72	18.12
Annual average	6.77	5.67

1 year	–12.17	–13.47

6 months	–16.81	–17.79

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/11, there were 129, 128, 117, 91, 57, and 28 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.460		$0.367	$0.379	$0.410		$0.438	$0.487

Capital gains	—		—	—	—		—	—

Total	$0.460		$0.367	$0.379	$0.410		$0.438	$0.487

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/11	$10.53	$11.17	$10.39	$10.43	$10.52	$10.90	$10.38	$10.56

12/31/11	8.13	8.63	8.08	8.09	8.15	8.45	8.02	8.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses for the fiscal
year ended 6/30/11	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Annualized expense ratio for the six-month period
ended 12/31/11*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.06% from annualizing the performance fee adjustment for the six months ended 12/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2011, to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.16	$9.57	$9.57	$8.44	$7.30	$5.03

Ending value (after expenses)	$816.20	$813.30	$812.30	$814.10	$815.30	$817.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2011, use the following calculation method. To find the value of your investment on July 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.85	$10.63	$10.63	$9.37	$8.11	$5.58

Ending value (after expenses)	$1,018.35	$1,014.58	$1,014.58	$1,015.84	$1,017.09	$1,019.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index which measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2011, Putnam employees had approximately $321,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 12/31/11 (Unaudited)

COMMON STOCKS (99.6%)*	Shares	Value

Air freight and logistics (0.9%)
Deutsche Post AG (Germany)	118,920	$1,828,355

		1,828,355
Auto components (0.6%)
Valeo SA (France)	33,028	1,306,931

		1,306,931
Automobiles (3.9%)
Fiat SpA (Italy) S	172,467	788,696

Nissan Motor Co., Ltd. (Japan)	602,000	5,403,284

Porsche Automobil Holding SE (Preference) (Germany)	35,170	1,882,130

		8,074,110
Beverages (2.0%)
Anheuser-Busch InBev NV (Belgium)	66,138	4,039,217

		4,039,217
Capital markets (0.5%)
Macquarie Group, Ltd. (Australia)	40,645	987,935

		987,935
Chemicals (3.2%)
Arkema (France)	17,463	1,233,689

BASF SE (Germany)	57,482	4,008,865

Lanxess AG (Germany)	15,144	783,518

Uralkali (Russia)	77,791	565,446

		6,591,518
Commercial banks (11.7%)
Australia & New Zealand Banking Group, Ltd. (Australia)	118,244	2,477,925

Banco Santander Central Hispano SA (Spain)	156,869	1,185,199

Barclays PLC (United Kingdom)	1,013,257	2,744,884

BNP Paribas SA (France)	64,322	2,518,083

China Construction Bank Corp. (China)	2,359,000	1,649,245

DBS Group Holdings, Ltd. (Singapore)	171,000	1,514,778

HSBC Holdings PLC (London Exchange) (United Kingdom)	524,106	3,978,602

Industrial and Commercial Bank of China, Ltd. (China)	2,048,000	1,218,846

KB Financial Group, Inc. (South Korea)	24,580	776,163

Mitsubishi UFJ Financial Group, Inc. (Japan)	628,600	2,666,667

National Bank of Canada (Canada)	34,720	2,458,602

Sberbank of Russia ADR (Russia) †	97,392	958,186

		24,147,180
Computers and peripherals (1.9%)
Asustek Computer, Inc. (Taiwan)	222,580	1,583,950

Gemalto NV (Netherlands)	34,149	1,653,999

Lenovo Group, Ltd. (China)	914,000	607,397

		3,845,346
Construction and engineering (2.0%)
Carillion PLC (United Kingdom)	417,965	1,944,386

Vinci SA (France)	49,043	2,139,652

		4,084,038
Construction materials (0.7%)
BBMG Corp. (China)	765,000	508,047

China Shanshui Cement Group, Ltd. (China)	1,428,000	949,941

		1,457,988

COMMON STOCKS (99.6%)* cont.	Shares	Value

Diversified financial services (2.6%)
ING Groep NV GDR (Netherlands) †	367,536	$2,619,146

ORIX Corp. (Japan)	34,630	2,854,707

		5,473,853
Diversified telecommunication services (2.0%)
BCE, Inc. (Canada)	53,293	2,221,697

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	36,100	1,833,391

		4,055,088
Electric utilities (0.8%)
Fortum OYJ (Finland)	75,589	1,608,221

		1,608,221
Electrical equipment (1.4%)
Mitsubishi Electric Corp. (Japan)	310,000	2,964,001

		2,964,001
Energy equipment and services (0.5%)
Technip SA (France)	11,968	1,118,565

		1,118,565
Food and staples retail (1.6%)
Lawson, Inc. (Japan)	52,300	3,263,782

		3,263,782
Food products (1.9%)
Ajinomoto Co., Inc. (Japan)	110,000	1,319,635

Kerry Group PLC Class A (Ireland)	61,329	2,244,839

Zhongpin, Inc. (China) †	44,000	374,880

		3,939,354
Gas utilities (0.5%)
Tokyo Gas Co., Ltd. (Japan)	203,000	932,851

		932,851
Hotels, restaurants, and leisure (0.7%)
TUI Travel PLC (United Kingdom)	585,773	1,503,276

		1,503,276
Household durables (0.4%)
Skyworth Digital Holdings, Ltd. (China)	2,506,000	873,124

		873,124
Household products (0.6%)
Reckitt Benckiser Group PLC (United Kingdom)	26,434	1,302,623

		1,302,623
Independent power producers and energy traders (2.3%)
China Resources Power Holdings Co., Ltd. (China)	724,000	1,395,478

China WindPower Group, Ltd. (China) †	9,200,000	344,278

Electric Power Development Co. (Japan)	77,800	2,067,820

International Power PLC (United Kingdom)	177,821	930,285

		4,737,861
Industrial conglomerates (2.5%)
LG Corp. (South Korea)	20,723	1,106,455

Rheinmetall AG (Germany)	27,342	1,211,393

Siemens AG (Germany)	29,140	2,786,967

		5,104,815
Insurance (6.6%)
ACE, Ltd.	56,086	3,932,750

Allianz SE (Germany)	41,731	3,988,261

AXA SA (France)	114,615	1,477,094

Prudential PLC (United Kingdom)	304,520	3,000,586

SCOR (France)	54,046	1,259,289

		13,657,980

COMMON STOCKS (99.6%)* cont.	Shares	Value

Machinery (1.5%)
Fiat Industrial SpA (Italy) †	183,404	$1,562,603

Metso Corp. OYJ (Finland)	42,536	1,567,469

		3,130,072
Media (2.2%)
Kabel Deutschland Holding AG (Germany) †	43,616	2,207,191

WPP PLC (Ireland)	230,355	2,405,663

		4,612,854
Metals and mining (2.2%)
Fortescue Metals Group, Ltd. (Australia)	251,465	1,101,716

Rio Tinto PLC (United Kingdom)	43,926	2,125,776

Xstrata PLC (United Kingdom)	83,650	1,259,675

		4,487,167
Multiline retail (1.1%)
Myer Holdings, Ltd. (Australia)	425,570	840,986

PPR SA (France)	9,504	1,359,200

		2,200,186
Multi-utilities (1.8%)
Centrica PLC (United Kingdom)	521,080	2,338,660

GDF Suez (France)	49,514	1,346,641

		3,685,301
Office electronics (0.9%)
Canon, Inc. (Japan)	40,500	1,792,080

		1,792,080
Oil, gas, and consumable fuels (14.2%)
BG Group PLC (United Kingdom)	128,717	2,745,189

BP PLC (United Kingdom)	689,176	4,914,689

Canadian Natural Resources, Ltd. (Canada)	38,300	1,434,253

Inpex Corp. (Japan)	323	2,031,211

Nexen, Inc. (Canada)	89,015	1,416,376

Origin Energy, Ltd. (Australia)	107,159	1,456,287

Petroleo Brasileiro SA ADR (Brazil)	35,500	882,175

Royal Dutch Shell PLC Class A (United Kingdom)	259,337	9,435,878

Total SA (France)	96,371	4,918,872

		29,234,930
Pharmaceuticals (9.3%)
Astellas Pharma, Inc. (Japan)	55,600	2,259,131

AstraZeneca PLC (United Kingdom)	37,182	1,722,264

Mitsubishi Tanabe Pharma (Japan)	86,900	1,374,269

Novartis AG (Switzerland)	128,092	7,317,425

Sanofi (France)	67,310	4,925,140

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	39,100	1,578,076

		19,176,305
Real estate investment trusts (REITs) (2.2%)
British Land Company PLC (United Kingdom) R	289,183	2,067,799

CFS Retail Property Trust (Australia) R	841,295	1,448,439

Dexus Property Group (Australia)	1,297,177	1,101,567

		4,617,805
Real estate management and development (2.5%)
Henderson Land Development Co., Ltd. (Hong Kong)	219,000	1,084,298

Mitsubishi Estate Co., Ltd. (Japan)	107,000	1,596,433

Mitsui Fudosan Co., Ltd. (Japan)	71,000	1,033,310

Soho China, Ltd. (China)	2,067,500	1,378,460

		5,092,501

COMMON STOCKS (99.6%)* cont.	Shares	Value

Road and rail (0.4%)
ComfortDelgro Corp., Ltd. (Singapore)	836,000	$910,779

		910,779
Software (1.1%)
Konami Corp. (Japan)	75,100	2,246,416

		2,246,416
Specialty retail (0.4%)
JB Hi-Fi, Ltd. (Australia) S	77,353	893,601

		893,601
Tobacco (1.9%)
Japan Tobacco, Inc. (Japan)	490	2,303,165

Philip Morris International, Inc.	20,200	1,585,297

		3,888,462
Trading companies and distributors (1.9%)
Mitsui & Co., Ltd. (Japan)	247,400	3,840,427

		3,840,427
Wireless telecommunication services (4.2%)
China Mobile, Ltd. (China)	161,500	1,574,610

NTT DoCoMo, Inc. (Japan)	856	1,572,717

Vodafone Group PLC (United Kingdom)	1,986,080	5,514,074

		8,661,401

Total common stocks (cost $216,132,294)		$205,368,299

SHORT-TERM INVESTMENTS (1.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	1,577,387	$1,577,387

Putnam Money Market Liquidity Fund 0.05% [e]	736,467	736,467

SSgA Prime Money Market Fund 0.08% P	110,000	110,000

U.S. Treasury Bills with effective yields ranging from
0.071% to 0.077%, July 26, 2012 ##	$306,000	305,904

U.S. Treasury Bills with an effective yield of 0.079%,
June 28, 2012 ##	204,000	203,940

U.S. Treasury Notes 1.000% 3/31/12 [i]	62,000	62,300

U.S. Treasury Bills with an effective yield of 0.085%,
May 3, 2012 ##	130,000	129,989

Total short-term investments (cost $3,125,907)		$3,125,987

TOTAL INVESTMENTS

Total investments (cost $219,258,201)		$208,494,286

Key to holding’s abbreviations
ADR	American Depository Receipts
GDR	Global Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2011 through December 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $206,112,491.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $690,580 to cover certain derivatives contracts.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	23.0%	Finland	1.5%

Japan	21.0	Singapore	1.2

France	11.4	Italy	1.1

Germany	9.0	South Korea	0.9

China	5.3	Taiwan	0.8

Australia	5.0	Israel	0.8

Canada	3.6	Russia	0.7

Switzerland	3.5	Spain	0.6

United States	3.4	Hong Kong	0.5

Ireland	2.2	Other	0.4

Netherlands	2.1	Total	100.0%

Belgium	2.0

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $167,394,387) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	1/18/12	$11,325,758	$11,299,742	$26,016

	British Pound	Sell	1/18/12	790,071	799,605	9,534

	Canadian Dollar	Buy	1/18/12	1,735,562	1,736,164	(602)

	Euro	Sell	1/18/12	1,576,143	1,643,347	67,204

	Norwegian Krone	Buy	1/18/12	1,030,115	1,061,386	(31,271)

	Swedish Krona	Buy	1/18/12	4,601,887	4,678,291	(76,404)

	Swiss Franc	Buy	1/18/12	2,351,025	2,412,540	(61,515)

Barclays Bank PLC

	Australian Dollar	Sell	1/18/12	1,828,314	1,823,684	(4,630)

	British Pound	Sell	1/18/12	1,747,847	1,769,184	21,337

	Canadian Dollar	Sell	1/18/12	1,425,188	1,425,781	593

	Euro	Buy	1/18/12	19,804	20,640	(836)

	Hong Kong Dollar	Sell	1/18/12	1,424,995	1,424,821	(174)

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $167,394,387) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Japanese Yen	Sell	1/18/12	$272,048	$269,726	$(2,322)

	Swiss Franc	Sell	1/18/12	276,760	283,988	7,228

Citibank, N.A.

	British Pound	Sell	1/18/12	1,211,350	1,206,576	(4,774)

	Canadian Dollar	Buy	1/18/12	592,095	592,690	(595)

	Danish Krone	Buy	1/18/12	537,915	560,297	(22,382)

	Euro	Sell	1/18/12	2,027,745	2,138,039	110,294

	Hong Kong Dollar	Sell	1/18/12	1,375,113	1,374,768	(345)

	Norwegian Krone	Buy	1/18/12	1,240,226	1,277,846	(37,620)

	Singapore Dollar	Buy	1/18/12	734,250	744,063	(9,813)

	Swiss Franc	Sell	1/18/12	1,874,708	1,924,464	49,756

Credit Suisse AG

	Australian Dollar	Sell	1/18/12	6,532,055	6,482,082	(49,973)

	British Pound	Sell	1/18/12	5,009,531	5,070,332	60,801

	Canadian Dollar	Sell	1/18/12	1,255,331	1,255,964	633

	Euro	Buy	1/18/12	110,668	115,352	(4,684)

	Japanese Yen	Buy	1/18/12	2,662,879	2,639,979	22,900

	Norwegian Krone	Sell	1/18/12	493,473	508,560	15,087

	Swedish Krona	Buy	1/18/12	3,955,452	4,020,949	(65,497)

	Swiss Franc	Buy	1/18/12	1,243,026	1,274,484	(31,458)

Deutsche Bank AG

	Australian Dollar	Buy	1/18/12	162,367	161,703	664

	British Pound	Sell	1/18/12	636,343	644,001	7,658

	Canadian Dollar	Sell	1/18/12	910,319	910,670	351

	Euro	Buy	1/18/12	4,069,211	4,240,357	(171,146)

	Swiss Franc	Buy	1/18/12	1,152,618	1,182,873	(30,255)

Goldman Sachs International

	Australian Dollar	Buy	1/18/12	2,402,419	2,396,758	5,661

	British Pound	Sell	1/18/12	2,695,063	2,727,756	32,693

	Euro	Sell	1/18/12	4,526,379	4,678,846	152,467

	Japanese Yen	Buy	1/18/12	5,681,993	5,632,984	49,009

	Norwegian Krone	Buy	1/18/12	1,673,099	1,721,937	(48,838)

	Swedish Krona	Sell	1/18/12	1,037,775	1,055,367	17,592

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/12	2,513,319	2,505,009	8,310

	British Pound	Buy	1/18/12	1,814,773	1,836,799	(22,026)

	Euro	Sell	1/18/12	313,753	319,953	6,200

	Hong Kong Dollar	Sell	1/18/12	2,172,553	2,172,404	(149)

	Norwegian Krone	Buy	1/18/12	1,431,853	1,473,716	(41,863)

	Swiss Franc	Buy	1/18/12	1,494,336	1,531,786	(37,450)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	1/18/12	437,268	436,276	(992)

	British Pound	Buy	1/18/12	6,988,281	7,056,582	(68,301)

	Canadian Dollar	Sell	1/18/12	2,125,418	2,128,057	2,639

FORWARD CURRENCY CONTRACTS at 12/31/11 (aggregate face value $167,394,387) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Euro	Buy	1/18/12	$672,550	$700,930	$(28,380)

	Hong Kong Dollar	Sell	1/18/12	1,257,516	1,257,418	(98)

	Japanese Yen	Buy	1/18/12	870,197	862,691	7,506

	Norwegian Krone	Sell	1/18/12	1,975,731	2,035,679	59,948

	Singapore Dollar	Buy	1/18/12	277,849	291,386	(13,537)

	Swedish Krona	Sell	1/18/12	1,940,060	1,972,817	32,757

	Swiss Franc	Sell	1/18/12	175,278	179,914	4,636

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	1/18/12	835,526	835,022	(504)

	British Pound	Buy	1/18/12	828,271	838,067	(9,796)

	Canadian Dollar	Buy	1/18/12	68,002	68,024	(22)

	Euro	Sell	1/18/12	678,245	706,876	28,631

	Israeli Shekel	Buy	1/18/12	693,494	705,796	(12,302)

	Japanese Yen	Buy	1/18/12	7,182,243	7,126,884	55,359

	Swedish Krona	Sell	1/18/12	720,460	733,130	12,670

	Swiss Franc	Buy	1/18/12	850,514	873,345	(22,831)

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/12	1,087,859	1,083,112	4,747

	Canadian Dollar	Sell	1/18/12	812,879	812,866	(13)

	Euro	Buy	1/18/12	1,204,920	1,255,505	(50,585)

	Israeli Shekel	Buy	1/18/12	693,520	706,464	(12,944)

UBS AG

	Australian Dollar	Sell	1/18/12	3,353,134	3,344,872	(8,262)

	British Pound	Buy	1/18/12	1,302,034	1,317,870	(15,836)

	Canadian Dollar	Sell	1/18/12	1,950,361	1,951,938	1,577

	Euro	Buy	1/18/12	3,068,800	3,198,060	(129,260)

	Israeli Shekel	Sell	1/18/12	1,436,409	1,464,744	28,335

	Norwegian Krone	Sell	1/18/12	870,994	897,021	26,027

	Swiss Franc	Buy	1/18/12	1,104,273	1,132,554	(28,281)

Westpac Banking Corp.

	Australian Dollar	Buy	1/18/12	3,314,227	3,299,895	14,332

	British Pound	Sell	1/18/12	2,148,473	2,174,383	25,910

	Canadian Dollar	Sell	1/18/12	1,145,332	1,165,590	20,258

	Euro	Buy	1/18/12	3,576,060	3,726,437	(150,377)

	Japanese Yen	Sell	1/18/12	14,142,754	14,025,919	(116,835)

Total						$(428,458)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$—	$19,464,082	$—

Consumer staples	1,960,177	14,473,261	—

Energy	3,732,804	26,620,691	—

Financials	6,391,352	47,585,902	—

Health care	1,578,076	17,598,229	—

Industrials	—	21,862,487	—

Information technology	—	7,883,842	—

Materials	565,446	11,971,227	—

Telecommunication services	2,221,697	10,494,792	—

Utilities	—	10,964,234	—

Total common stocks	16,449,552	188,918,747	—

Short-term investments	846,467	2,279,520	—

Totals by level	$17,296,019	$191,198,267	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(428,458)	$—

Totals by level	$—	$(428,458)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $1,495,061 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $216,944,347)	$206,180,432
Affiliated issuers (identified cost $2,313,854) (Notes 1 and 6)	2,313,854

Foreign currency (cost $10) (Note 1)	3

Dividends, interest and other receivables	678,372

Receivable for shares of the fund sold	97,325

Receivable for investments sold	56

Unrealized appreciation on forward currency contracts (Note 1)	997,320

Total assets	210,267,362

LIABILITIES

Payable for shares of the fund repurchased	445,536

Payable for compensation of Manager (Note 2)	112,838

Payable for investor servicing fees (Note 2)	59,206

Payable for custodian fees (Note 2)	20,947

Payable for Trustee compensation and expenses (Note 2)	132,489

Payable for administrative services (Note 2)	542

Payable for distribution fees (Note 2)	137,616

Unrealized depreciation on forward currency contracts (Note 1)	1,425,778

Collateral on securities loaned, at value (Note 1)	1,577,387

Collateral on certain derivative contracts, at value (Note 1)	172,300

Other accrued expenses	70,232

Total liabilities	4,154,871

Net assets	$206,112,491

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$532,528,528

Undistributed net investment income (Note 1)	407,169

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(315,617,690)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(11,205,516)

Total — Representing net assets applicable to capital shares outstanding	$206,112,491

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($177,738,583 divided by 21,863,547 shares)	$8.13

Offering price per class A share (100/94.25 of $8.13)*	$8.63

Net asset value and offering price per class B share ($9,974,046 divided by 1,234,195 shares)**	$8.08

Net asset value and offering price per class C share ($8,131,219 divided by 1,004,494 shares)**	$8.09

Net asset value and redemption price per class M share ($4,054,941 divided by 497,492 shares)	$8.15

Offering price per class M share (100/96.50 of $8.15)*	$8.45

Net asset value, offering price and redemption price per class R share
($2,086,558 divided by 260,098 shares)	$8.02

Net asset value, offering price and redemption price per class Y share
($4,127,144 divided by 507,230 shares)	$8.14

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $194,189)	$2,535,375

Interest (including interest income of $909 from investments in affiliated issuers) (Note 6)	1,575

Securities lending (Note 1)	23,999

Total investment income	2,560,949

EXPENSES

Compensation of Manager (Note 2)	745,972

Investor servicing fees (Note 2)	402,524

Custodian fees (Note 2)	23,708

Trustee compensation and expenses (Note 2)	10,122

Administrative services (Note 2)	3,298

Distribution fees — Class A (Note 2)	248,921

Distribution fees — Class B (Note 2)	58,749

Distribution fees — Class C (Note 2)	46,518

Distribution fees — Class M (Note 2)	16,767

Distribution fees — Class R (Note 2)	5,461

Other	86,785

Fees waived and reimbursed by Manager (Note 2)	(3,400)

Total expenses	1,645,425

Expense reduction (Note 2)	(3,341)

Net expenses	1,642,084

Net investment income	918,865

Net realized loss on investments (Notes 1 and 3)	(1,306,928)

Net realized loss on foreign currency transactions (Note 1)	(1,014,627)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(720,495)

Net unrealized depreciation during the period	(49,054,152)

Net loss on investments	(52,096,202)

Net decrease in net assets resulting from operations	$(51,177,337)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/11*	Year ended 6/30/11

Operations:
Net investment income	$918,865	$4,254,346

Net realized gain (loss) on investments
and foreign currency transactions	(2,321,555)	37,919,640

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(49,774,647)	43,848,826

Net increase (decrease) in net assets resulting
from operations	(51,177,337)	86,022,812

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,624,341)	(3,350,667)

Class B	(435,998)	(77,858)

Class C	(368,158)	(65,925)

Class M	(196,878)	(44,410)

Class R	(106,493)	(29,489)

Class Y	(234,822)	(78,471)

Increase in capital from settlement payments	450,462	29,495

Redemption fees (Note 1)	1,321	2,737

Decrease from capital share transactions (Note 4)	(13,421,365)	(62,121,420)

Total increase (decrease) in net assets	(75,113,609)	20,286,804

NET ASSETS

Beginning of period	281,226,100	260,939,296

End of period (including undistributed net investment
income of $407,169 and $10,454,994, respectively)	$206,112,491	$281,226,100

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d,e]	net assets (%) [d]	turnover (%)

Class A
December 31, 2011**	$10.53	.04	(1.99)	(1.95)	(.46)	—	—	(.46)	—	.01 [f,g]	$8.13	(18.38) *	$177,739	.68*	.52*	26*
June 30, 2011	7.88	.15	2.63	2.78	(.13)	—	—	(.13)	—	— [h,i]	10.53	35.44	241,467	1.37	1.56	52
June 30, 2010	7.67	.16	.07	.23	(.03)	—	—	(.03)	—	.01 [j]	7.88	3.08	222,114	1.47	1.81	87
June 30, 2009	12.54	.18	(4.96)	(4.78)	(.12)	—	— [b]	(.12)	—	.03 [k,l]	7.67	(37.76)	271,778	1.34	2.11	92
June 30, 2008	17.36	.26	(2.51)	(2.25)	(.35)	(2.22)	—	(2.57)	—	—	12.54	(14.26)	751,388	1.30	1.72	65
June 30, 2007	14.80	.22	3.90	4.12	(.43)	(1.13)	—	(1.56)	—	—	17.36	29.14	914,680	1.34	1.37	105

Class B
December 31, 2011**	$10.39	—	(1.95)	(1.95)	(.37)	—	—	(.37)	—	.01 [f,g]	$8.08	(18.67) *	$9,974	1.06*	.14*	26*
June 30, 2011	7.77	.07	2.59	2.66	(.04)	—	—	(.04)	—	— [h,i]	10.39	34.31	15,096	2.12	.72	52
June 30, 2010	7.59	.09	.08	.17	—	—	—	—	—	.01 [j]	7.77	2.37	17,728	2.22	1.00	87
June 30, 2009	12.29	.11	(4.84)	(4.73)	—	—	—	—	—	.03 [k,l]	7.59	(38.24)	27,912	2.09	1.30	92
June 30, 2008	17.03	.11	(2.43)	(2.32)	(.20)	(2.22)	—	(2.42)	—	—	12.29	(14.93)	94,624	2.05	.77	65
June 30, 2007	14.53	.08	3.85	3.93	(.30)	(1.13)	—	(1.43)	—	—	17.03	28.19	177,599	2.09	.51	105

Class C
December 31, 2011**	$10.43	.01	(1.98)	(1.97)	(.38)	—	—	(.38)	—	.01 [f,g]	$8.09	(18.77) *	$8,131	1.06*	.15*	26*
June 30, 2011	7.81	.08	2.60	2.68	(.06)	—	—	(.06)	—	— [h,i]	10.43	34.31	11,310	2.12	.81	52
June 30, 2010	7.63	.09	.08	.17	—	—	—	—	—	.01 [j]	7.81	2.36	10,352	2.22	1.06	87
June 30, 2009	12.37	.11	(4.86)	(4.75)	(.02)	—	— [b]	(.02)	—	.03 [k,l]	7.63	(38.16)	13,116	2.09	1.37	92
June 30, 2008	17.15	.13	(2.47)	(2.34)	(.22)	(2.22)	—	(2.44)	—	—	12.37	(14.93)	34,789	2.05	.90	65
June 30, 2007	14.65	.09	3.87	3.96	(.33)	(1.13)	—	(1.46)	—	—	17.15	28.17	48,366	2.09	.60	105

Class M
December 31, 2011**	$10.52	.02	(1.99)	(1.97)	(.41)	—	—	(.41)	—	.01 [f,g]	$8.15	(18.59) *	$4,055	.93*	.28*	26*
June 30, 2011	7.88	.11	2.61	2.72	(.08)	—	—	(.08)	—	— [h,i]	10.52	34.63	5,337	1.87	1.08	52
June 30, 2010	7.68	.12	.07	.19	—	—	—	—	—	.01 [j]	7.88	2.60	4,648	1.97	1.32	87
June 30, 2009	12.47	.13	(4.91)	(4.78)	(.04)	—	— [b]	(.04)	—	.03 [k,l]	7.68	(38.06)	5,525	1.84	1.59	92
June 30, 2008	17.25	.17	(2.47)	(2.30)	(.26)	(2.22)	—	(2.48)	—	—	12.47	(14.62)	16,115	1.80	1.17	65
June 30, 2007	14.72	.13	3.88	4.01	(.35)	(1.13)	—	(1.48)	—	—	17.25	28.47	22,173	1.84	.83	105

Class R
December 31, 2011**	$10.38	.03	(1.96)	(1.93)	(.44)	—	—	(.44)	—	.01 [f,g]	$8.02	(18.47) *	$2,087	.80*	.40*	26*
June 30, 2011	7.78	.13	2.59	2.72	(.12)	—	—	(.12)	—	— [h,i]	10.38	35.00	2,560	1.62	1.38	52
June 30, 2010	7.58	.14	.06	.20	(.01)	—	—	(.01)	—	.01 [j]	7.78	2.80	1,928	1.72	1.58	87
June 30, 2009	12.40	.17	(4.91)	(4.74)	(.11)	—	— [b]	(.11)	—	.03 [k,l]	7.58	(37.90)	2,057	1.59	2.14	92
June 30, 2008	17.21	.26	(2.52)	(2.26)	(.33)	(2.22)	—	(2.55)	—	—	12.40	(14.43)	2,835	1.55	1.81	65
June 30, 2007	14.72	.23	3.82	4.05	(.43)	(1.13)	—	(1.56)	—	—	17.21	28.78	1,440	1.59	1.46	105

Class Y
December 31, 2011**	$10.56	.05	(1.99)	(1.94)	(.49)	—	—	(.49)	—	.01 [f,g]	$8.14	(18.25) *	$4,127	.55*	.64*	26*
June 30, 2011	7.91	.19	2.62	2.81	(.16)	—	—	(.16)	—	— [h,i]	10.56	35.66	5,455	1.12	1.90	52
June 30, 2010	7.69	.16	.10	.26	(.05)	—	—	(.05)	—	.01 [j]	7.91	3.45	4,168	1.22	1.79	87
June 30, 2009	12.61	.22	(5.01)	(4.79)	(.16)	—	— [b]	(.16)	—	.03 [k,l]	7.69	(37.62)	31,021	1.09	2.70	92
June 30, 2008	17.44	.31	(2.53)	(2.22)	(.39)	(2.22)	—	(2.61)	—	—	12.61	(14.02)	42,488	1.05	2.11	65
June 30, 2007	14.86	.23	3.95	4.18	(.47)	(1.13)	—	(1.60)	—	—	17.44	29.44	19,229	1.09	1.46	105

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. For the periods ended June 30, 2011 and December 31, 2011, the amount reflects the waiver, by Putnam Management, of certain proxy related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

December 31, 2011	<0.01%

June 30, 2011	0.03

June 30, 2010	0.06

June 30, 2009	0.17

June 30, 2008	<0.01

June 30, 2007	0.01

e Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to $0.01 per share outstanding on July 21, 2011 (Note 7).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

h Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

i Reflects non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

j Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

k Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.01 per share outstanding as of May 21, 2009.

l Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to $0.02 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests mainly in common stocks of mid- and large-cap foreign companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC., believes to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from July 1, 2011 through December 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a

Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $230,400,000 on forward currency contracts for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $116,513 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $793,963 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $620,811.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,495,061 and the fund received cash collateral of $1,577,387.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2011, the fund had a capital loss carryover of $305,556,477 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$126,940,889	$—	$126,940,889	June 30, 2017

178,615,588	—	178,615,588	June 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $226,997,860, resulting in gross unrealized appreciation and depreciation of $2,471,969 and $20,975,543, respectively, or net unrealized depreciation of $18,503,574.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%.The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective July 1, 2011, the fund’s benchmark index is the MSCI EAFE Value Index (ND). Before July 1, 2011, the fund’s benchmark index was the S&P Developed/Ex-U.S. LargeMidCap Value Index. Because the performance adjustment is based on a rolling thirty-six month performance period (or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed), there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (S&P Developed/Ex-U.S. LargeMidCap Value Index) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI EAFE Value Index (ND)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.36% of the fund’s average net assets before a decrease of $69,289 (0.03% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also agreed to reimburse the fund for certain proxy related costs. This amounted to $3,400 for the reporting period.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the  fund’s expenses were reduced by $235 under the expense offset arrangements and by $3,106 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $159, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,679 and $100 from the sale of class A and class M shares, respectively, and received $4,459 and $225 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $61,073,557 and $79,912,904, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/11		Year ended 6/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	519,640	$4,667,898	1,312,367	$12,838,392

Shares issued in connection with
reinvestment of distributions	1,112,197	8,941,976	315,680	3,093,667

	1,631,837	13,609,874	1,628,047	15,932,059

Shares repurchased	(2,699,016)	(24,197,665)	(6,867,034)	(66,922,455)

Net decrease	(1,067,179)	$(10,587,791)	(5,238,987)	$(50,990,396)

	Six months ended 12/31/11		Year ended 6/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	33,403	$291,779	81,668	$791,266

Shares issued in connection with
reinvestment of distributions	51,479	411,836	7,534	73,229

	84,882	703,615	89,202	864,495

Shares repurchased	(302,951)	(2,729,696)	(918,153)	(8,792,620)

Net decrease	(218,069)	$(2,026,081)	(828,951)	$(7,928,125)

	Six months ended 12/31/11		Year ended 6/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	29,842	$253,961	59,971	$579,546

Shares issued in connection with
reinvestment of distributions	37,609	301,248	5,336	52,031

	67,451	555,209	65,307	631,577

Shares repurchased	(147,728)	(1,289,730)	(306,794)	(2,939,243)

Net decrease	(80,277)	$(734,521)	(241,487)	$(2,307,666)

	Six months ended 12/31/11		Year ended 6/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	10,493	$92,399	36,051	$359,183

Shares issued in connection with
reinvestment of distributions	23,517	189,786	4,324	42,461

	34,010	282,185	40,375	401,644

Shares repurchased	(43,825)	(393,195)	(123,117)	(1,188,925)

Net decrease	(9,815)	$(111,010)	(82,742)	$(787,281)

	Six months ended 12/31/11		Year ended 6/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	32,891	$283,365	75,009	$722,954

Shares issued in connection with
reinvestment of distributions	13,080	103,859	2,975	28,801

	45,971	387,224	77,984	751,755

Shares repurchased	(32,401)	(281,496)	(79,265)	(780,979)

Net increase (decrease)	13,570	$105,728	(1,281)	$(29,224)

	Six months ended 12/31/11		Year ended 6/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	49,166	$493,514	107,623	$1,078,073

Shares issued in connection with
reinvestment of distributions	27,299	219,755	7,406	72,723

	76,465	713,269	115,029	1,150,796

Shares repurchased	(85,812)	(780,959)	(125,645)	(1,229,524)

Net decrease	(9,347)	$(67,690)	(10,616)	$(78,728)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$997,320	Payables	$1,425,778

Total		$997,320		$1,425,778

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(941,496)	$(941,496)

Total	$(941,496)	$(941,496)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(699,430)	$(699,430)

Total	$(699,430)	$(699,430)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $909 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $36,063,990 and $39,972,424, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $348,323 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $9,571 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Elizabeth T. Kennan	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Robert T. Burns
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive	Michael Higgins
	Officer, Treasurer and	Vice President, Senior Associate
Marketing Services	Compliance Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Robert R. Leveille
Trustees	Vice President and
Jameson A. Baxter, Chair	Chief Compliance Officer
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA024
272224 2/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2012

Date of reporting period:	July 1, 2011 — December 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Semiannual report
12|31|11

A world of investing.™

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Global financial uncertainty and the European debt crisis continue to contribute to risk aversion and volatility within markets around the world. While we have experienced some positive trends in recent months, stock markets ended 2011 essentially where they began.

Until a lasting and meaningful solution is found for the European debt problem and the U.S. economy establishes a solid footing, it is our belief that this volatility and uncertainty will persist, at least over the near term. In this kind of market, Putnam’s portfolio managers and analysts are dedicated to uncovering opportunities, while seeking to guard against downside risk.

During periods of market uncertainty, it is especially important to rely on the counsel and expertise of your financial advisor, who can help you maintain a long-term focus and a balanced investment approach suitable to your goals.

In other developments, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking companies with new ideas — and big futures

The manager of Putnam Small Cap Growth Fund looks for small companies that she believes have the potential to grow and prosper. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than do their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and their business prospects. In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering opportunities.

The fund’s manager works closely with Putnam’s analysts to seek stocks across a wide range of industries. With intensive research into a company’s financial health and future prospects, as well as industry trends, she has resources to help identify small-cap stocks with attractive growth potential.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those believed to offer growth potential.

Quality The manager evaluates high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Pam, the six months ended December 31, 2011, were difficult for the stock market. What can you tell us about conditions?

As a whole, 2011 was a volatile year for stock investors, and the second half was particularly challenging. The financial markets endured a series of setbacks that unnerved investors and brought about renewed uncertainty regarding the strength of the U.S. economic recovery. Shortly after the period began in July, worsening sovereign credit woes in Europe and a generally dismal outlook for global economic growth resulted in sharp declines across world stock markets. Debt issues in the United States added to the pressure as lawmakers struggled to reach an agreement over the federal debt ceiling, and in August, Standard & Poor’s [S&P] unprecedented downgrade of U.S. sovereign debt to AA+ from AAA sent stocks plunging again.

Despite a dramatic recovery for the stock market in October, high levels of volatility continued through the close of the year. Small-company stocks in particular, which are the focus of the fund, struggled in this environment. While larger-company stocks fared better, investors also favored companies in defensive sectors — those that are perceived as a “safe haven” when economic growth is weak and stock markets are volatile.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

How did the fund perform in this environment?

For the six-month period, the fund’s performance lagged that of its benchmark, the Russell 2000 Growth Index, and the average return for funds in its Lipper peer group. The fund’s positioning in the industrial, information technology, and basic materials sectors dampened performance. While our stock selection was strong in energy, an underweight position relative to the benchmark detracted from returns. The fund’s positioning and our stock selection in the health-care sector was beneficial for the period.

Which strategies or holdings helped fund performance for the period?

A top contributor to performance was the stock of ViroPharma, a biopharmaceutical company. In addition to solid revenues and earnings-per-share growth, the company had an important development for one of its top-selling products, Vancocin, a treatment for infections that are common among older patients in hospitals or in long-term-care facilities. The FDA granted supplemental new drug approval (sNDA) for Vancocin, which is expected to provide three additional years of exclusivity, easing the threat of generic competition for this key product.

Another highlight for the portfolio was DXP Enterprises, which specializes in equipment and services for U.S. industrial and food companies as well as global energy companies. DXP has delivered solid earnings growth over several quarters and recently acquired two companies. The stock of SonoSite, which develops hand-carried ultrasound systems, was also a positive contributor to performance for the period. In December 2011, SonoSite, whose shares have gained considerably on solid revenue growth, entered into an agreement to be acquired by FUJIFILM Holdings. By the close of the period, we had sold SonoSite from the portfolio. Also among the top contributors was the stock of Leapfrog Enterprises, a maker of technology-based educational toys.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6

Investors’ preference for more defensive stocks was helpful for two retail companies in the portfolio during the period: Sally Beauty Holdings, a retailer and distributor of professional beauty supplies, and GNC Holdings, a nutritional supplements retailer.

Within the fund’s portfolio, what strategies or stocks held back performance for the period?

The stock of EchoStar, which maintains a satellite fleet for telecommunications companies and designs and manufactures set-top boxes, suffered during the market’s broad-based flight to quality — in which investors favored companies in more defensive sectors.

The same issue affected Polycom, which also detracted from fund performance for the period. One of the fund’s top-performing holdings for the previous fiscal year, Polycom specializes in video conferencing, which allows people to meet face-to-face from different physical locations worldwide. While Polycom has benefited from increasing demand for advanced technology that can boost productivity, investors became concerned that spending by businesses on video conferencing could slow substantially. Polycom was no longer in the portfolio at period-end. Polypore International is another top performer from the previous fiscal year that detracted in this most recent period. The company makes specialized membranes used in separation and filtration processes, and is a leading supplier to the lithium battery market.

Concerns about lower demand for solar and wind energy due to Europe’s slowing economy and austerity measures had a negative effect on the stock of OM Group. The

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/11. Short-term holdings are excluded. Holdings will vary over time.

7

company is a provider of specialty chemicals, advanced materials, electrochemical energy storage, and technologies. OM’s stock was also pressured by concerns that decreasing cobalt prices and slowing semiconductor sales would hurt its profit margins. Before the close of the period, we decided to sell another detractor, New Oriental Education & Technology Group, from the portfolio. The stock of this company, a provider of private educational services in China, struggled after its sales forecast missed analysts’ estimates.

Can you tell us about your investment process?

Our goal is to find small companies that have the potential to grow and prosper. Backed by a team of analysts, our process includes macroeconomic, market, sector, and stock research. We use rigorous techniques to examine the universe of small-company stocks, studying each company’s competitive positioning and financials, including its sales, earnings, and cash flow, to target those that we believe offer strong growth potential for investors.

What is your outlook for the markets and the fund?

Although this was a volatile six months, the period brought some positive developments in terms of investor sentiment, including a dramatic October upswing for the broad stock market after five consecutive months of losses. Macroeconomic data gave investors reason for optimism that the U.S. economy would avoid a double-dip recession. Improved data on employment, consumer spending, retail sales, and personal spending further buoyed that optimism. Toward the close of 2011, we began to see improvement in areas such as housing and job creation, and overall, the data appeared to point to a strengthening economy.

Against this backdrop, we will continue to follow our investment process of targeting smaller companies that, in our view, have sound business models and steadily growing

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

cash flows. Moreover, we will seek companies with valuations that we consider to be attractive relative to their long-term growth potential.

Thanks for your time and for bringing us up to date, Pam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton, M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute, and a B.S. from Beijing Jiaotong University in Beijing, China. A CFA charterholder, she has been in the investment industry since she originally joined Putnam in 2000.

IN THE NEWS

Governments of the world’s top economies have more than $7.6 trillion of debt maturing in 2012, up from $7.4 trillion one year ago, according to data compiled by Bloomberg. With Japan’s $3 trillion and the United States’ $2.8 trillion of debt at the head of the list, most of the Group of Seven nations, as well as Brazil, Russia, India, and China, will inevitably confront an increase in borrowing costs. As the global economy decelerates, surveys show that investors may seek a higher return to lend to countries seeking to finance higher debt burdens. Meanwhile the International Monetary Fund (IMF) reduced its 2012 global growth forecast from 4.5% to 4%, as Europe’s debt contagion spreads and the United States seeks to cut its $1 trillion-plus budget deficit.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.35%	8.89%	8.55%	8.55%	8.54%	8.54%	8.82%	8.54%	9.09%	9.51%

10 years	23.30	16.20	14.58	14.58	14.38	14.38	17.38	13.28	20.37	25.82
Annual average	2.12	1.51	1.37	1.37	1.35	1.35	1.62	1.25	1.87	2.32

5 years	–9.10	–14.33	–12.33	–13.83	–12.44	–12.44	–11.35	–14.45	–10.20	–7.95
Annual average	–1.89	–3.05	–2.60	–2.93	–2.62	–2.62	–2.38	–3.07	–2.13	–1.64

3 years	55.55	46.63	52.38	49.38	52.10	52.10	53.31	47.93	54.45	56.74
Annual average	15.87	13.61	15.07	14.31	15.00	15.00	15.31	13.94	15.59	16.16

1 year	–3.87	–9.38	–4.42	–9.20	–4.54	–5.50	–4.36	–7.69	–4.06	–3.63

6 months	–12.83	–17.86	–13.04	–17.39	–13.16	–14.03	–13.10	–16.16	–12.94	–12.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10

Comparative index returns For periods ended 12/31/11

		Lipper Small-Cap Growth Funds
	Russell 2000 Growth Index	category average*

Annual average (life of fund)	3.42%	5.32%

10 years	55.00	53.44
Annual average	4.48	4.23

5 years	10.88	8.20
Annual average	2.09	1.47

3 years	68.53	69.30
Annual average	19.00	19.05

1 year	–2.91	–3.35

6 months	–10.59	–12.19

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/11, there were 529, 507, 440, 385, 250, and 131 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/11	$19.95	$21.17	$18.40	$18.39	$18.93	$19.62	$19.55	$20.39

12/31/11	17.39	18.45	16.00	15.97	16.45	17.05	17.02	17.79

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses for the fiscal
year ended 6/30/11	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Annualized expense ratio for the six-month period
ended 12/31/11*	1.31%	1.82%†	2.06%	1.81%	1.56%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 12/31/11.

† Reflects a voluntary waiver, which went into effect during the period, of a portion of the class B distribution (12b-1) fees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2011, to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.16	$8.55	$9.67	$8.50	$7.34	$4.99

Ending value (after expenses)	$871.70	$869.60	$868.40	$869.00	$870.60	$872.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2011, use the following calculation method. To find the value of your investment on July 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.65	$9.22	$10.43	$9.17	$7.91	$5.38

Ending value (after expenses)	$1,018.55	$1,015.99	$1,014.78	$1,016.04	$1,017.29	$1,019.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the fifth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2011, Putnam employees had approximately $321,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 12/31/11 (Unaudited)

COMMON STOCKS (98.2%)*	Shares	Value

Aerospace and defense (0.3%)
GeoEye, Inc. †	15,902	$353,342

		353,342
Airlines (0.6%)
Alaska Air Group, Inc. †	9,723	730,100

		730,100
Auto components (0.7%)
Standard Motor Products, Inc.	38,895	779,845

		779,845
Biotechnology (3.6%)
AVEO Pharmaceuticals, Inc. †	21,777	374,564

BioMarin Pharmaceuticals, Inc. † S	11,074	380,724

Cubist Pharmaceuticals, Inc. † S	39,844	1,578,619

Momenta Pharmaceuticals, Inc. †	13,775	239,547

Onyx Pharmaceuticals, Inc. †	12,255	538,607

Spectrum Pharmaceuticals, Inc. †	48,618	711,281

United Therapeutics Corp. †	7,970	376,583

		4,199,925
Capital markets (0.4%)
FXCM, Inc. Class A S	48,565	473,509

		473,509
Chemicals (5.0%)
American Vanguard Corp.	32,951	439,566

Innophos Holdings, Inc.	11,749	570,531

Innospec, Inc. †	19,548	548,712

Koppers Holdings, Inc.	11,904	409,021

Kraton Performance Polymers, Inc. †	22,891	464,687

LSB Industries, Inc. † S	25,897	725,893

Minerals Technologies, Inc.	5,410	305,827

NewMarket Corp. S	2,475	490,322

OM Group, Inc. † S	17,188	384,839

PolyOne Corp.	47,302	546,338

TPC Group, Inc. †	7,507	175,138

W.R. Grace & Co. †	16,853	773,890

		5,834,764
Commercial banks (0.8%)
East West Bancorp, Inc.	44,972	888,197

		888,197
Commercial services and supplies (1.1%)
InnerWorkings, Inc. †	38,388	357,392

Portfolio Recovery Associates, Inc. †	6,786	458,191

Sykes Enterprises, Inc. †	1,770	27,964

Tetra Tech, Inc. †	18,535	400,171

		1,243,718
Communications equipment (3.7%)
ADTRAN, Inc. S	10,128	305,460

Aruba Networks, Inc. † S	9,383	173,773

EchoStar Corp. Class A †	81,535	1,707,339

InterDigital, Inc.	6,279	273,576

17

COMMON STOCKS (98.2%)* cont.	Shares	Value

Communications equipment cont.
Ixia † S	64,926	$682,372

Loral Space & Communications, Inc. †	8,466	549,274

PC-Tel, Inc.	23,064	157,758

Plantronics, Inc. S	12,961	461,930

		4,311,482
Computers and peripherals (0.3%)
Silicon Graphics International Corp. †	22,182	254,206

STEC, Inc. † S	14,788	127,029

		381,235
Consumer finance (0.7%)
Advance America Cash Advance Centers, Inc.	45,478	407,028

DFC Global Corp. †	24,724	446,515

EZCORP, Inc. Class A †	16	422

		853,965
Distributors (0.4%)
VOXX International Corp. †	58,747	496,412

		496,412
Diversified consumer services (0.5%)
Hillenbrand, Inc.	25,018	558,402

		558,402
Diversified financial services (0.6%)
Interactive Brokers Group, Inc. Class A	33,020	493,319

MarketAxess Holdings, Inc.	5,976	179,937

		673,256
Diversified telecommunication services (1.0%)
8x8, Inc. †	3,451	10,940

Cincinnati Bell, Inc. † S	158,720	480,922

Lumos Networks Corp. †	18,485	283,560

Premiere Global Services, Inc. †	43,144	365,430

		1,140,852
Electrical equipment (2.2%)
Franklin Electric Co., Inc.	18,397	801,373

Generac Holdings, Inc. †	21,379	599,253

Polypore International, Inc. † S	20,278	892,029

Powell Industries, Inc. †	7,704	240,981

		2,533,636
Electronic equipment, instruments, and components (1.9%)
Coherent, Inc. †	4,971	259,834

FEI Co. † S	20,460	834,359

Newport Corp. †	18,941	257,787

Tech Data Corp. † S	9,975	492,865

TTM Technologies, Inc. † S	32,319	354,216

		2,199,061
Energy equipment and services (3.0%)
Basic Energy Services, Inc. †	31,095	612,572

Helix Energy Solutions Group, Inc. † S	46,412	733,310

Key Energy Services, Inc. †	58,950	911,957

Newpark Resources, Inc. † S	80,626	765,947

Superior Energy Services †	17,928	509,872

		3,533,658

18

COMMON STOCKS (98.2%)* cont.	Shares	Value

Health-care equipment and supplies (5.9%)
ABIOMED, Inc. †	35,957	$664,126

Conmed Corp. † S	23,296	598,008

Cooper Companies, Inc. (The)	12,154	857,100

Greatbatch, Inc. † S	22,182	490,222

Kensey Nash Corp. † S	8,710	167,145

MELA Sciences, Inc. †	92,122	339,930

OraSure Technologies, Inc. †	143,820	1,310,200

RTI Biologics, Inc. †	149,908	665,592

STAAR Surgical Co. † S	53,714	563,460

Synergetics USA, Inc. †	47,205	348,373

Thoratec Corp. †	13,471	452,087

Zoll Medical Corp. †	7,292	460,709

		6,916,952
Health-care providers and services (3.6%)
Air Methods Corp. † S	4,659	393,453

AmSurg Corp. †	11,141	290,112

Centene Corp. †	13,268	525,280

Magellan Health Services, Inc. †	6,660	329,470

Metropolitan Health Networks, Inc. †	79,410	593,193

Molina Healthcare, Inc. † S	18,839	420,675

Omnicare, Inc.	25,221	868,863

WellCare Health Plans, Inc. †	13,950	732,375

		4,153,421
Health-care technology (0.9%)
athenahealth, Inc. †	7,061	346,836

Computer Programs & Systems, Inc.	5,267	269,196

SXC Health Solutions Corp. (Canada) †	7,300	412,304

		1,028,336
Hotels, restaurants, and leisure (3.9%)
AFC Enterprises †	77,177	1,134,502

Ameristar Casinos, Inc.	33,425	577,918

Brinker International, Inc.	19,852	531,240

Denny’s Corp. †	124,687	468,823

DineEquity, Inc. † S	8,254	348,401

Domino’s Pizza, Inc. † S	14,134	479,849

Papa John’s International, Inc. †	16,611	625,902

Town Sports International Holdings, Inc. †	54,392	399,781

		4,566,416
Household durables (0.6%)
Tempur-Pedic International, Inc. † S	13,572	712,937

		712,937
Internet and catalog retail (0.8%)
HomeAway, Inc. † S	14,281	332,033

HSN, Inc.	17,962	651,302

		983,335
Internet software and services (0.9%)
LivePerson, Inc. †	35,552	446,178

NIC, Inc. †	27,268	362,937

ValueClick, Inc. † S	15,993	260,526

		1,069,641

19

COMMON STOCKS (98.2%)* cont.	Shares	Value

IT Services (1.8%)
CACI International, Inc. Class A † S	4,558	$254,883

Cardtronics, Inc. † S	26,872	727,156

NeuStar, Inc. Class A †	14,281	487,982

TNS, Inc. †	34,944	619,208

		2,089,229
Leisure equipment and products (1.3%)
Brunswick Corp.	39,604	715,248

Leapfrog Enterprises, Inc. †	148,388	829,489

		1,544,737
Life sciences tools and services (0.3%)
Affymetrix, Inc. †	87,108	356,272

		356,272
Machinery (2.9%)
Cascade Corp.	11,344	535,096

Chart Industries, Inc. † S	13,471	728,377

Douglas Dynamics, Inc.	29,880	436,846

L.B. Foster Co. Class A	11,344	320,922

NACCO Industries, Inc. Class A S	3,448	307,631

Sauer-Danfoss, Inc. †	13,775	498,793

TriMas Corp. †	30,732	551,639

		3,379,304
Media (1.7%)
Arbitron, Inc.	14,079	484,458

Belo Corp. Class A	55,393	348,976

Knology, Inc. †	25,681	364,670

Sinclair Broadcast Group, Inc. Class A	66,547	753,978

		1,952,082
Metals and mining (0.2%)
Horsehead Holding Corp. †	22,443	202,211

		202,211
Multiline retail (1.2%)
Big Lots, Inc. †	18,232	688,440

Dillards, Inc. Class A	12,965	581,869

Gordmans Stores, Inc. †	11,445	143,864

		1,414,173
Office electronics (0.5%)
Zebra Technologies Corp. Class A †	17,725	634,201

		634,201
Oil, gas, and consumable fuels (4.1%)
Alpha Natural Resources, Inc. †	11,952	244,179

Clayton Williams Energy, Inc. † S	9,318	707,050

CVR Energy, Inc. †	26,639	498,948

Rosetta Resources, Inc. † S	12,013	522,566

Stone Energy Corp. † S	47,174	1,244,450

Swift Energy Co. † S	13,876	412,395

W&T Offshore, Inc. S	43,494	922,508

Western Refining, Inc. †	18,130	240,948

		4,793,044
Paper and forest products (0.5%)
KapStone Paper and Packaging Corp. †	35,227	554,473

		554,473

20

COMMON STOCKS (98.2%)* cont.	Shares	Value

Personal products (1.8%)
Elizabeth Arden, Inc. †	25,727	$952,928

Nu Skin Enterprises, Inc. Class A S	15,159	736,273

Prestige Brands Holdings, Inc. † S	33,628	378,988

		2,068,189
Pharmaceuticals (7.6%)
Depomed, Inc. †	55,303	286,470

Elan Corp. PLC ADR (Ireland) † S	54,189	744,557

Endo Pharmaceuticals Holdings, Inc. †	16,693	576,409

Hi-Tech Pharmacal Co., Inc. †	20,284	788,845

ISTA Pharmaceuticals, Inc. †	43,057	303,552

Jazz Pharmaceuticals, Inc. †	39,705	1,533,804

Medicines Co. (The) †	25,018	466,336

Medicis Pharmaceutical Corp. Class A S	8,208	272,916

Obagi Medical Products, Inc. †	48,922	497,048

Par Pharmaceutical Cos., Inc. †	19,711	645,141

Pernix Therapeutics Holdings †	25,570	236,778

Questcor Pharmaceuticals, Inc. † S	14,788	614,885

Salix Pharmaceuticals, Ltd. †	12,782	611,619

ViroPharma, Inc. † S	50,324	1,378,374

		8,956,734
Professional services (0.4%)
Acacia Research — Acacia Technologies (Tracking Stock) †	12,887	470,504

		470,504
Real estate investment trusts (REITs) (1.9%)
CubeSmart	41,325	439,698

Education Realty Trust, Inc.	39,604	405,149

Extra Space Storage, Inc. S	20,764	503,112

FelCor Lodging Trust, Inc. †	207,875	634,019

Newcastle Investment Corp.	62,495	290,602

		2,272,580
Real estate management and development (0.4%)
St. Joe Co. (The) † S	31,602	463,285

		463,285
Road and rail (2.8%)
Avis Budget Group, Inc. † S	54,291	582,000

Dollar Thrifty Automotive Group †	8,913	626,227

Genesee & Wyoming, Inc. Class A †	26,158	1,584,652

Swift Transportation Co. †	60,368	497,432

		3,290,311
Semiconductors and semiconductor equipment (6.1%)
Ceva, Inc. † S	19,852	600,722

Cirrus Logic, Inc. † S	35,018	555,035

Cypress Semiconductor Corp. †	60,672	1,024,750

Entegris, Inc. †	119,167	1,039,732

Entropic Communications, Inc. † S	52,569	268,628

Kulicke & Soffa Industries, Inc. †	51,454	475,950

LTX-Credence Corp. †	6,950	37,183

Nanometrics, Inc. †	22,992	423,513

21

COMMON STOCKS (98.2%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
Nova Measuring Instruments, Ltd. (Israel) †	71,814	$529,269

Novellus Systems, Inc. † S	15,092	623,149

Omnivision Technologies, Inc. † S	13,876	169,773

Photronics, Inc. † S	75,292	457,775

RF Micro Devices, Inc. † S	73,535	397,089

Teradyne, Inc. †	37,071	505,278

		7,107,846
Software (7.4%)
Actuate Corp. †	136,702	801,074

Allot Communications, Ltd. (Israel) †	45,862	697,102

Aspen Technology, Inc. †	26,537	460,417

BroadSoft, Inc. † S	11,445	345,639

Concur Technologies, Inc. †	9,825	499,012

Fair Isaac Corp. S	18,637	667,950

Manhattan Associates, Inc. †	18,130	733,902

MicroStrategy, Inc. † S	2,633	285,207

Monotype Imaging Holdings, Inc. †	47,833	745,716

Quest Software, Inc. †	31,804	591,554

Synchronoss Technologies, Inc. † S	18,331	553,780

Taleo Corp. Class A †	9,217	356,606

TIBCO Software, Inc. †	12,642	302,270

Ultimate Software Group, Inc. †	7,697	501,229

Verint Systems, Inc. †	24,714	680,624

Websense, Inc. †	25,828	483,758

		8,705,840
Specialty retail (7.1%)
ANN, Inc. †	14,267	353,536

Buckle, Inc. (The)	12,053	492,606

Cato Corp. (The) Class A	12,863	311,285

Conn’s, Inc. †	25,221	279,953

DSW, Inc. Class A	9,557	422,515

Express, Inc. †	30,184	601,869

Finish Line, Inc. (The) Class A S	40,186	774,987

Genesco, Inc. † S	7,388	456,135

GNC Holdings, Inc. Class A †	23,600	683,220

Jos. A. Bank Clothiers, Inc. † S	6,871	335,030

Men’s Wearhouse, Inc. (The)	11,243	364,386

Sally Beauty Holdings, Inc. †	34,235	723,386

Select Comfort Corp. † S	29,159	632,459

Signet Jewelers, Ltd. (Bermuda)	13,177	579,261

Sonic Automotive, Inc. Class A S	67,528	1,000,090

Wet Seal, Inc. (The) Class A †	88,204	287,545

		8,298,263
Textiles, apparel, and luxury goods (1.2%)
Iconix Brand Group, Inc. † S	29,164	475,082

Perry Ellis International, Inc. †	22,064	313,750

Warnaco Group, Inc. (The) † S	11,288	564,852

		1,353,684

22

COMMON STOCKS (98.2%)* cont.	Shares	Value

Thrifts and mortgage finance (0.4%)
TrustCo Bank Corp. NY	73,941	$414,809

		414,809
Trading companies and distributors (3.2%)
Applied Industrial Technologies, Inc.	21,847	768,359

Beacon Roofing Supply, Inc. †	47,605	963,049

DXP Enterprises, Inc. †	38,050	1,225,210

Fly Leasing, Ltd. ADR (Ireland)	67,005	838,903

		3,795,521
Total common stocks (cost $103,068,060)		$114,733,689

SHORT-TERM INVESTMENTS (22.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	22,822,953	$22,822,953

Putnam Money Market Liquidity Fund 0.05% [e]	3,020,834	3,020,834

Total short-term investments (cost $25,843,787)		$25,843,787

TOTAL INVESTMENTS

Total investments (cost $128,911,847)		$140,577,476

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2011 through December 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $116,787,348.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

23

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$22,660,286	$—	$—

Consumer staples	2,068,189	—	—

Energy	8,326,702	—	—

Financials	6,039,601	—	—

Health care	25,611,640	—	—

Industrials	15,796,436	—	—

Information technology	26,498,535	—	—

Materials	6,591,448	—	—

Telecommunication services	1,140,852	—	—

Total common stocks	114,733,689	—	—
Short-term investments	3,020,834	22,822,953	—

Totals by level	$117,754,523	$22,822,953	$—

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 12/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $22,063,333 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $103,068,060)	$114,733,689
Affiliated issuers (identified cost $25,843,787) (Notes 1 and 5)	25,843,787

Dividends, interest and other receivables	65,895

Receivable for shares of the fund sold	84,859

Receivable for investments sold	867,252

Total assets	141,595,482

LIABILITIES

Payable for investments purchased	1,476,190

Payable for shares of the fund repurchased	225,301

Payable for compensation of Manager (Note 2)	60,131

Payable for investor servicing fees (Note 2)	32,466

Payable for custodian fees (Note 2)	8,803

Payable for Trustee compensation and expenses (Note 2)	59,573

Payable for administrative services (Note 2)	296

Payable for distribution fees (Note 2)	72,732

Collateral on securities loaned, at value (Note 1)	22,822,953

Other accrued expenses	49,689

Total liabilities	24,808,134

Net assets	$116,787,348

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$199,394,233

Accumulated net investment loss (Note 1)	(351,608)

Accumulated net realized loss on investments (Note 1)	(93,920,906)

Net unrealized appreciation of investments	11,665,629

Total — Representing net assets applicable to capital shares outstanding	$116,787,348

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($92,047,699 divided by 5,293,514 shares)	$17.39

Offering price per class A share (100/94.25 of $17.39)*	$18.45

Net asset value and offering price per class B share ($3,071,969 divided by 192,007 shares)**	$16.00

Net asset value and offering price per class C share ($5,048,612 divided by 316,193 shares)**	$15.97

Net asset value and redemption price per class M share ($1,030,042 divided by 62,605 shares)	$16.45

Offering price per class M share (100/96.50 of $16.45)*	$17.05

Net asset value, offering price and redemption price per class R share
($7,720,515 divided by 453,669 shares)	$17.02

Net asset value, offering price and redemption price per class Y share
($7,868,511 divided by 442,295 shares)	$17.79

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations Six months ended 12/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $65)	$373,684

Interest (including interest income of $583 from investments in affiliated issuers) (Note 5)	583

Securities lending (Note 1)	92,773

Total investment income	467,040

EXPENSES

Compensation of Manager (Note 2)	365,811

Investor servicing fees (Note 2)	198,143

Custodian fees (Note 2)	12,223

Trustee compensation and expenses (Note 2)	5,220

Administrative services (Note 2)	1,733

Distribution fees — Class A (Note 2)	119,568

Distribution fees — Class B (Note 2)	16,395

Distribution fees — Class C (Note 2)	27,069

Distribution fees — Class M (Note 2)	4,052

Distribution fees — Class R (Note 2)	19,505

Other	58,328

Fees waived and reimbursed by Manager or affiliate (Note 2)	(3,924)

Total expenses	824,123
Expense reduction (Note 2)	(5,475)

Net expenses	818,648

Net investment loss	(351,608)

Net realized loss on investments (Notes 1 and 3)	(1,777,439)

Net unrealized depreciation of investments during the period	(16,989,248)

Net loss on investments	(18,766,687)

Net decrease in net assets resulting from operations	$(19,118,295)

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/11*	Year ended 6/30/11

Operations:
Net investment loss	$(351,608)	$(746,270)

Net realized gain (loss) on investments	(1,777,439)	29,598,169

Net unrealized appreciation (depreciation) of investments	(16,989,248)	19,360,476

Net increase (decrease) in net assets resulting
from operations	(19,118,295)	48,212,375

Increase in capital from settlement payments (Note 6)	22,606	685

Redemption fees (Note 1)	10,800	16,685

Decrease from capital share transactions (Note 4)	(10,246,958)	(15,396,323)

Total increase (decrease) in net assets	(29,331,847)	32,833,422

NET ASSETS

Beginning of period	146,119,195	113,285,773

End of period (including accumulated net investment
loss of $351,608 and $—, respectively)	$116,787,348	$146,119,195

* Unaudited

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net realized gain	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	on investments	return of capital	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
December 31, 2011**	$19.95	(.05)	(2.51)	(2.56)	—	—	—	—	— [b,e]	$17.39	(12.83) *	$92,048	.66*	(.27)*	80*
June 30, 2011	13.70	(.09)	6.34	6.25	—	—	—	—	— [b,f]	19.95	45.62	115,410	1.32	(.50)	108
June 30, 2010	11.44	(.09)	2.35	2.26	—	—	—	—	—	13.70	19.76	90,417	1.39 [g]	(.67) [g]	114
June 30, 2009	17.17	(.10)	(5.63)	(5.73)	—	—	—	—	—	11.44	(33.37)	106,055	1.47 [g]	(.79) [g]	133
June 30, 2008	24.46	(.17)	(4.08)	(4.25)	(3.01)	(.03)	(3.04)	—	—	17.17	(18.98)	270,720	1.52 [g]	(.84) [g]	138
June 30, 2007	22.58	(.21)	3.45	3.24	(1.36)	—	(1.36)	—	—	24.46	14.93	393,876	1.54 [g]	(.94) [g]	103

Class B
December 31, 2011**	$18.40	(.08)	(2.32)	(2.40)	—	—	—	—	— [b,e]	$16.00	(13.04) *	$3,072	.91* [h]	(.52)* [h]	80*
June 30, 2011	12.73	(.20)	5.87	5.67	—	—	—	—	— [b,f]	18.40	44.54	4,140	2.07	(1.25)	108
June 30, 2010	10.71	(.17)	2.19	2.02	—	—	—	—	—	12.73	18.86	4,020	2.14 [g]	(1.38) [g]	114
June 30, 2009	16.20	(.18)	(5.31)	(5.49)	—	—	—	—	—	10.71	(33.89)	7,724	2.22 [g]	(1.55) [g]	133
June 30, 2008	23.42	(.32)	(3.86)	(4.18)	(3.01)	(.03)	(3.04)	—	—	16.20	(19.57)	19,668	2.27 [g]	(1.60) [g]	138
June 30, 2007	21.83	(.37)	3.32	2.95	(1.36)	—	(1.36)	—	—	23.42	14.08	53,217	2.29 [g]	(1.70) [g]	103

Class C
December 31, 2011**	$18.39	(.10)	(2.32)	(2.42)	—	—	—	—	— [b,e]	$15.97	(13.16) *	$5,049	1.03*	(.64)*	80*
June 30, 2011	12.72	(.20)	5.87	5.67	—	—	—	—	— [b,f]	18.39	44.58	6,642	2.07	(1.25)	108
June 30, 2010	10.71	(.18)	2.19	2.01	—	—	—	—	—	12.72	18.77	5,266	2.14 [g]	(1.41) [g]	114
June 30, 2009	16.19	(.18)	(5.30)	(5.48)	—	—	—	—	—	10.71	(33.85)	5,859	2.22 [g]	(1.55) [g]	133
June 30, 2008	23.42	(.31)	(3.88)	(4.19)	(3.01)	(.03)	(3.04)	—	—	16.19	(19.61)	12,965	2.27 [g]	(1.59) [g]	138
June 30, 2007	21.82	(.37)	3.33	2.96	(1.36)	—	(1.36)	—	—	23.42	14.14	21,447	2.29 [g]	(1.69) [g]	103

Class M
December 31, 2011**	$18.93	(.08)	(2.40)	(2.48)	—	—	—	—	— [b,e]	$16.45	(13.10) *	$1,030	.91*	(.51)*	80*
June 30, 2011	13.06	(.16)	6.03	5.87	—	—	—	—	— [b,f]	18.93	44.95	1,256	1.82	(1.00)	108
June 30, 2010	10.96	(.15)	2.25	2.10	—	—	—	—	—	13.06	19.16	1,149	1.89 [g]	(1.16) [g]	114
June 30, 2009	16.53	(.16)	(5.41)	(5.57)	—	—	—	—	—	10.96	(33.70)	1,086	1.97 [g]	(1.30) [g]	133
June 30, 2008	23.78	(.26)	(3.95)	(4.21)	(3.01)	(.03)	(3.04)	—	—	16.53	(19.39)	4,688	2.02 [g]	(1.34) [g]	138
June 30, 2007	22.09	(.32)	3.37	3.05	(1.36)	—	(1.36)	—	—	23.78	14.38	5,759	2.04 [g]	(1.43) [g]	103

Class R
December 31, 2011**	$19.55	(.07)	(2.46)	(2.53)	—	—	—	—	— [b,e]	$17.02	(12.94) *	$7,721	.78*	(.39)*	80*
June 30, 2011	13.46	(.13)	6.22	6.09	—	—	—	—	— [b,f]	19.55	45.25	9,018	1.57	(.76)	108
June 30, 2010	11.27	(.13)	2.32	2.19	—	—	—	—	—	13.46	19.43	5,355	1.64 [g]	(.92) [g]	114
June 30, 2009	16.95	(.13)	(5.55)	(5.68)	—	—	—	—	—	11.27	(33.51)	4,910	1.72 [g]	(1.05) [g]	133
June 30, 2008	24.24	(.21)	(4.04)	(4.25)	(3.01)	(.03)	(3.04)	—	—	16.95	(19.17)	12,528	1.77 [g]	(1.08) [g]	138
June 30, 2007	22.44	(.27)	3.43	3.16	(1.36)	—	(1.36)	—	—	24.24	14.65	11,905	1.79 [g]	(1.18) [g]	103

Class Y
December 31, 2011**	$20.39	(.02)	(2.58)	(2.60)	—	—	—	—	— [b,e]	$17.79	(12.75) *	$7,869	.53*	(.14)*	80*
June 30, 2011	13.97	(.04)	6.46	6.42	—	—	—	—	— [b,f]	20.39	45.96	9,653	1.07	(.24)	108
June 30, 2010	11.63	(.06)	2.40	2.34	—	—	—	—	—	13.97	20.12	7,079	1.14 [g]	(.41) [g]	114
June 30, 2009	17.42	(.07)	(5.72)	(5.79)	—	—	—	—	—	11.63	(33.24)	7,094	1.22 [g]	(.55) [g]	133
June 30, 2008	24.71	(.12)	(4.13)	(4.25)	(3.01)	(.03)	(3.04)	—	—	17.42	(18.77)	27,971	1.27 [g]	(.59) [g]	138
June 30, 2007	22.73	(.16)	3.50	3.34	(1.36)	—	(1.36)	—	—	24.71	15.28	34,532	1.29 [g]	(.69) [g]	103

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011 (Note 6).

f Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 6).

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	0.20%

June 30, 2009	0.33

June 30, 2008	0.20

June 30, 2007	0.14

h Reflects a voluntary waiver, which went into effect during the period, of a portion of the class B distribution (12b-1) fees. As a result of such waiver, the expenses for class B shares reflect a reduction of 0.12% based on the average net assets for class B shares for the six months ended December 31, 2011 (Note 2).

The accompanying notes are an integral part of these financial statements.

30

Notes to financial statements 12/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio primarily consisting of common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Growth Index. As of August 31, 2011, the index was composed of companies having market capitalizations of between $44 million and $3.20 billion. Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Effective March 1, 2012, the Trustees have approved the conversion of all existing class B shares to class A shares. They have also approved that all class B shares purchased after that March 1, 2012 will convert to class A shares after approximately eight years. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from July 1, 2011 through December 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

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Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $22,063,333 and the fund received cash collateral of $22,822,953.

D) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

E) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust

32

Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2011, the fund had a capital loss carryover of $91,853,477 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$46,148,388	$—	$46,148,388	June 30, 2017

45,705,089	—	45,705,089	June 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $129,201,471, resulting in gross unrealized appreciation and depreciation of $16,870,308 and $5,494,303, respectively, or net unrealized appreciation of $11,376,005.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

33

most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.32% of the fund’s average net assets before a decrease of $20,299 (0.02% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

34

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the  fund’s expenses were reduced by $155 under the expense offset arrangements and by $5,320 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $90, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. Effective November 1, 2011 through February 29, 2012, a portion of the fund’s distribution (12b-1) fees for class B shares has been waived, reducing the fees from an annual rate of 1.00% to 0.25% of the class B average net assets. During the reporting period, the fund’s expenses were reduced by $3,924 as a result of this limit. Effective March 1, 2012, the fund’s class B distribution (12b-1) fee rate will return to an annual rate of 1.00% of the average net assets of class B shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,660 and $41 from the sale of class A and class M shares, respectively, and received $2,796 and $384 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $97,568,659 and $105,647,919, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

35

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/11		Year ended 6/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	290,073	$5,039,525	946,834	$16,933,893

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	290,073	5,039,525	946,834	16,933,893

Shares repurchased	(780,761)	(13,485,095)	(1,762,154)	(30,329,191)

Net decrease	(490,688)	$(8,445,570)	(815,320)	$(13,395,298)

	Six months ended 12/31/11		Year ended 6/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	20,389	$326,296	60,973	$984,652

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	20,389	326,296	60,973	984,652

Shares repurchased	(53,359)	(871,937)	(151,757)	(2,450,557)

Net decrease	(32,970)	$(545,641)	(90,784)	$(1,465,905)

	Six months ended 12/31/11		Year ended 6/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	17,760	$290,821	50,904	$835,516

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	17,760	290,821	50,904	835,516

Shares repurchased	(62,738)	(1,019,290)	(103,661)	(1,687,063)

Net decrease	(44,978)	$(728,469)	(52,757)	$(851,547)

	Six months ended 12/31/11		Year ended 6/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	5,575	$92,125	6,462	$107,005

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	5,575	92,125	6,462	107,005

Shares repurchased	(9,312)	(149,175)	(28,092)	(433,953)

Net decrease	(3,737)	$(57,050)	(21,630)	$(326,948)

	Six months ended 12/31/11		Year ended 6/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	57,113	$971,042	179,369	$3,174,753

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	57,113	971,042	179,369	3,174,753

Shares repurchased	(64,694)	(1,069,805)	(116,002)	(1,995,521)

Net increase (decrease)	(7,581)	$(98,763)	63,367	$1,179,232

36

	Six months ended 12/31/11		Year ended 6/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	64,609	$1,290,804	192,895	$3,651,470

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	64,609	1,290,804	192,895	3,651,470

Shares repurchased	(95,738)	(1,662,269)	(226,332)	(4,187,327)

Net decrease	(31,129)	$(371,465)	(33,437)	$(535,857)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $583 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $22,419,632 and $23,868,300, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $22,606 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $685 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

37

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

38

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 2
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as	Prior to June 16, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.	Putnam Income Strategies Fund.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your finan-cial advisor for details about any of these or other services, or see your prospectus.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	Robert T. Burns
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	Robert L. Reynolds	Chief Legal Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		James P. Pappas
	Officers	Vice President
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	President	Judith Cohen
57–59 St James’s Street		Vice President, Clerk and
London, England SW1A 1LD	Jonathan S. Horwitz	Assistant Treasurer
Executive Vice President,
Marketing Services	Principal Executive	Michael Higgins
Putnam Retail Management	Officer, Treasurer and	Vice President, Senior Associate
One Post Office Square	Compliance Liaison	Treasurer and Assistant Clerk
Boston, MA 02109
	Steven D. Krichmar	Nancy E. Florek
Custodian	Vice President and	Vice President, Assistant Clerk,
State Street Bank	Principal Financial Officer	Assistant Treasurer and
and Trust Company		Proxy Manager
Janet C. Smith
Legal Counsel	Vice President, Assistant	Susan G. Malloy
Ropes & Gray LLP	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta	Mark C. Trenchard
John A. Hill	Vice President and
Paul L. Joskow	BSA Compliance Officer
Elizabeth T. Kennan
Kenneth R. Leibler

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA076
272221 2/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2012